SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Atlantic International Entertainment Ltd.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                     200 East Palmetto Park Road, Suite 200
                           Boca Raton, Florida 33432

                                 August 25, 1999

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Atlantic International Entertainment, Ltd. (the "Corporation"), shall be held on September 24, 1999, at 10:00 a.m., Eastern time, in the Radisson Bridge Resort at 999 East Camino Real, in the City of Boca Raton, Florida, 33432.

      The shareholders will deliberate and take action on the following matters:

      1. TO ELECT DIRECTORS TO SERVE FOR THE ENSUING YEAR OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE NOMINEES ARE RICHARD A. IAMUNNO, MARTIN V. MCCARTHY, JEFFREY L. HURWITZ, PETER LAWSON, MARCEL GOLDING and JOHN COPELYN.

      2. TO RATIFY THE APPOINTMENT OF MOORE STEPHENS, P.C., AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

      3. TO AMEND THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO ONLINE GAMING SYSTEMS, LTD.


      4. TO AMEND THE ARTICLES OF INCORPORATION TO COMPLY WITH THE LISTING REQUIREMENTS OF THE AUSTRALIAN STOCK EXCHANGE.

      5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

      The board of directors has fixed the close of business on August 18, 1999 as the record date. Only those shareholders, which were shareholders of record at the close of business on August 18, 1999, will be entitled to vote in person or by proxy at the meeting or any adjournment thereof.

      All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the meeting and sign, date, and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all of your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

      We look forward to seeing you at the Annual Meeting.


                                   BY  ORDER  OF  THE  BOARD  OF   DIRECTORS  of
                                   Atlantic International Entertainment, Ltd.


                                   /s/ Richard A. Iamunno
                                   ----------------------
                                   Richard A. Iamunno
                                   President, Chief Executive Officer


Dated: August 25, 1999

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                     200 East Palmetto Park Road, Suite 200
                            Boca Raton, Florida 33432

                                 August 25, 1999

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Atlantic International Entertainment, Ltd. (the "Company" or "AIE") which will be held on September 24, 1999 at 10:00 a.m., Eastern standard time, in the Radisson Bridge Resort at 999 East Camino Real, in the City of Boca Raton, Florida, 33432.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect six (6) directors of the Company; (ii) to ratify the appointment of Moore Stephens, P.C., as independent accountants of the Company for the fiscal year ending December 31, 1999; (iii) to change the name of the Company to Online Gaming Systems, Ltd.; and (iv) to amend the articles of incorporation of the Company to comply with the requirements of the Australian Stock Exchange.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

         After reading the Proxy Statement, please mark, date, sign, and return the enclosed proxy card in the accompanying reply envelope as promptly as possible but no later than September 14, 1999. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's 1998 10KSB Financial Report has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

         We look forward to seeing you at the Annual Meeting.

                                         Sincerely yours,

                                         /s/ Richard A. Iamunno
                                         ----------------------
                                         Richard A. Iamunno
                                         President and Chief Executive Officer
Boca Raton, Florida
August 25, 1999

--------------------------------------------------------------------------------
                                   IMPORTANT
PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                   FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
                         TO BE HELD SEPTEMBER 24, 1999

                                     GENERAL


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Atlantic International Entertainment, Ltd., a Delaware Corporation (the "Company" or "AIE"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 24, 1999, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on August 18, 1999 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 10:00 a.m., Eastern standard time, at the Radisson Bridge Resort at 999 East Camino Real, in the City of Boca Raton, Florida 33432.

         It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to stockholders on or about August 25, 1999.


                                  VOTING RIGHTS


         The close of business on August 18, 1999 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had approximately 13,270,964 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 787 stockholders. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. In the election of Directors, however, cumulative voting is authorized for all stockholders if any stockholder gives notice at the meeting, prior to voting for the election of Directors, of his or her intention to cumulate votes. Under cumulative voting, a stockholder may cumulate votes and give to one nominee a number of votes equal to the number of Directors to be elected (seven at this meeting) multiplied by the number of votes to which such stockholder is entitled, or may distribute such number among any or all of the nominees. The seven candidates receiving the highest number of votes will be elected. The Board of Directors is soliciting discretionary authority to vote proxies cumulatively. A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

         If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors, (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR all of the Proposals and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting.

         An affirmative vote of a plurality of the shares present or represented at the meeting and entitled to vote is required for the election of directors. An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the ratification of appointment of Moore Stephens, P. C. as independent accountants of the Company. An affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote is required for the approval of the change of the Company's name to Online Gaming Systems, Ltd. and to amend the articles of incorporation to comply with the requirements of the Australian Stock Exchange. An automated system administered by the Company's transfer agent tabulates stockholder votes. Abstentions and broker non-votes each are included in determining the presence or absence of a quorum, and each is tabulated separately. Abstentions are counted as negative votes, whereas broker non-votes are not counted for purposes of determining whether the Proposals presented to stockholders have been approved.

                             REVOCABILITY OF PROXIES


         Any person giving a proxy has the power to revoke it at any time beforeits exercise. A proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


                             SOLICITATION OF PROXIES


         The Company will bear the cost of soliciting proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.


         THE FORM 10KSB FINANCIAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         At the Annual Meeting, six directors (constituting the entire board) are to be elected to serve until the next Annual Meeting of Stockholders and until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the six nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. There are six nominees, each of whom is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The six candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than six nominees.


                                    NOMINEES


Set forth below is information regarding the nominees to the Board of Directors.

NAME/DIRECTOR                                   POSITION WITH
FIRST ELECTED                                   THE COMPANY              PAGE
-------------                                   -----------              ----

Richard A. Iamunno              President, Chief Executive                42
July of 1994                    Officer, and Director

Peter Lawson                    Treasurer, Chief Financial
March of 1999                   Officer and Director                      51

John Copelyn                    Chairman of the Board                     51
July of 1999

Martin V. McCarthy              Director                                  44
March of 1998

Jeffrey L. Hurwitz              Director                                  43
March of 1998

Marcel Golding                  Director                                  38
August of 1998

            BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

         RICHARD A. IAMUNNO has served as a Director, the Chief Executive Officer and President since its inception on July 16, 1994. Prior to starting the Company, Mr. Iamunno was President of Ameristar International, an investment-banking firm that provided European-based companies with merger assistance into the U.S. public marketplace. Mr. Iamunno's business experience includes positions as Senior Director of Marketing and Vice President of Western Union Corporation. Mr. Iamunno is presently a director of Atlantic International Capital Holdings, Ltd., a Bermuda based investment company and has in the past served as a Director of Tapistron International, as a Director and officer of Trinitech Systems, Inc. Mr. Iamunno attended Drake University in Des Moines, Iowa.

         PETER H. LAWSON is currently a Director of an Australian Stockbroking House. Prior to this appointment, he worked in the Banking and Finance Industry for over 15 years. The last 10 years was spent with Barclays Bank in Australia where he held various senior management positions. First as Branch Manager in Townsville with a staff of 15 and then a state manager in South Australia with a staff of 25. In 1994 he was elected to be Executive in Resident in the commerce faculty at the University of Queensland in Australia, where he lectured and held seminars for pre and post graduate students. His expertise is in the area of Corporate Advice, mergers, acquisitions, initial public offerings and equity raisings, especially in the small company sector. He has worked with, and advised, many small companies from start up situations to more the mature over the past 13 years. He has extensive experience in the Australian Equity Markets, with connections within the brokerage community as well as the institutional market. During that time he was also a director of two publicly listed Australian companies. He is currently a director of the Australian subsidiary of Atlantic and has advised us for the past two years. Mr. Lawson holds a degree in commerce from Queensland University in Australia and is a Certified Practicing Accountant and holds postgraduate qualified in finance from the Securities Institute in Australia.

         JOHN COPELYN is currently the Chief Executive Officer of the South African Clothing and Textile Workers Union Investment Group and the Chief Executive Officer of Hosken Consolidated Investments, Ltd., a company traded on the Johannesburg Stock Exchange. During 1992-1994, Mr. Copelyn was Chief Executive Officer of Zenzeleni Clothing. From 1994-1997, Mr. Copelyn served as an elected member of the democratically elected South African parliament. In addition, he has held numerous positions with South African trade unions including serving on the Central Committee of COSATU. Mr. Copelyn is also a licensed attorney in South Africa. Mr. Copelyn also serves as director for other gaming and non-gaming companies. He attended both the University of Witwatersrand and University of South Africa.

         MARTIN V. MCCARTHY was appointed a Director of the Company in March of 1998. Mr. McCarthy was the President and CEO of IDD Enterprises, L.P. The Company was recently sold to Dow Jones and Company. Mr. McCarthy has been a pioneer in the online world for almost two decades. He has led organization of scale that have created, commercialized and deployed leading edge technologies in the areas of communications, information services and transactions. Prior to joining IDD in 1988, Mr. McCarthy served as Vice President of Office Message and Information Services at Western Union and was the youngest corporate officer in the firm's 130 year history. Mr. McCarthy has an MBA from Harvard University.

         JEFFREY L. HURWITZ was appointed a Director of the Company in March of 1998. Mr. Hurwitz had been the Managing Director of South African based Clinic Holdings since 1987. While at Clinic Holdings, the Company grew to 26 Hospitals with annual turnover of over $370,000,000. In November 1997 Mr. Hurwitz left Clinic Holdings under the terms of Agreement of Sale of the Company. Prior to Clinic Holdings Mr. Hurwitz was employed as a Chartered Accountant with Deloitte & Touche. Mr. Hurwitz graduated from the University of Witwatersrand in South Africa with degrees in Commerce and Accounting.

         MARCEL GOLDING was appointed a Director of the Company in August of 1998. Mr. Golding is Chairman of Hosken Consolidated Investments (HCI) and Softline Holdings, as well as being a Director of JCI and Global Capital, which are all listed companies on the Johannesburg Stock Exchange. In addition, he was the founding chairman of the Mineworkers Investment Company (linked to the National Union of Mineworkers), one of the two pioneering trade union investment companies in South Africa. He was elected the first Deputy General Secretary of the union in 1987 at the age of 26, and was re-elected on three additional occasions to this post of the Country's largest trade union. From 1994 to 1997 he served as a Member of Parliament, where he chaired the Minerals and Energy Committee and the Audited Commission, the oversight committee of the office of the Auditor-General. Mr. Golding holds a post graduate degree from the University of Cape Town.

                          BOARD MEETINGS AND COMMITTEES

         The Board held four (4) meetings during the year ended December 31,1998. In addition, from time to time during such year, the members of the Board acted by unanimous written consent. Each member of the Board of Directors, who served during all of fiscal 1998, attended or participated in more than seventy-five (75%) or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees on which such director served during the past fiscal year. There are no family relationships among executive officers or directors of the Company. The Board of Directors has an Audit Committee and a Compensation Committee. The entire Board of Directors performs the typical functions of such committees. There is no nominating committee or any other board committees.

         The Audit Committee of the Board of Directors held one (1) meeting during fiscal 1998. The Audit Committee, which is comprised of Peter Lawson and Trevor Klein recommends engagement of the Company's independent accountants, approves services performed by such accountants and reviews and evaluates the Company's accounting system and its system of internal controls.

         The Compensation Committee of the Board of Directors held one (1) meeting during fiscal 1998 and approved grants of options by written consent on a monthly basis. The Compensation Committee, which is currently comprised of Marcel Golding and Martin McCarthy, has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

         Mr. Norman J. Hoskin resigned from the Board of Directors due to ill health in July, 1999.

                              DIRECTOR COMPENSATION

         The Company does compensate directors and executive officers of the Company for service on the Board of Directors. Directors and executive officers receive $1,500 per meeting and are reimbursed for their expenses incurred in attending meeting of the Board of Directors. In addition, in 1999, each director shall receive 50,000 options to purchase the Company stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE ABOVE NOMINEES.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 2:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


         The Company is asking the stockholders to ratify the selection of Moore Stephens, P.C. as the Company's independent public accountants for the fiscal year ending December 31, 1999. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Moore Stephens, P.C.

         In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

         On January 30, 1997, the Board of Directors of the Company dismissed Buchbinder Tunick & Company LLP as independent accountants to the Company and on March 5, 1997 appointed Moore Stephens, P.C. as the new independent accountants to the Company. Buchbinder Tunick & Company LLP has not reported on any of the Company's financial statements. Since, December 19, 1996 (the date on which Buchbinder Tunick & Company LLP was engaged as the Company's independent accountants), there were no disagreements between the Company and Buchbinder
Tunick & Company LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Buchbinder Tunick & Company LLP would have caused Buchbinder Tunick & Company LLP to make a reference to the subject matter of the disagreements in connection with its reports.

         Moore Stephens, P.C. has audited the Company's financial statements for the year ended December 31, 1998. Its representatives are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF MOORE STEPHENS, P.C., TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

--------------------------------------------------------------------------------
                                PROPOSAL NO. 3:

              CHANGE OF COMPANY NAME TO ONLINE GAMING SYSTEMS, LTD.
--------------------------------------------------------------------------------

         The Company is asking the stockholders to approve the change of the name of the Company to Online Gaming Systems, Ltd. effective immediately and authorizing the officers of the Company to file amended articles of incorporation with the State of Delaware. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to approve the above name change.


--------------------------------------------------------------------------------
                                PROPOSAL NO. 4:
                  AUTHORITY TO AMEND ARTICLES OF INCORPORATION
                         TO COMPLY WITH REQUIREMENTS OF
                            AUSTRALIAN STOCK EXCHANGE
--------------------------------------------------------------------------------

         The Company is asking the stockholders to approve of changes to the Company's articles of incorporation as required by the Australian Stock Exchange. A copy of the proposed Amended Articles of Incorporation are attached hereto as Exhibit "A". The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to approve such changes. The Board of Directors shall retain the discretion to actually implement the changes until such time as the Board of Directors determines to file its application with the Australian Stock Exchange.

            There are several substantive changes to the articles all of which provide a shift of power from the Board of Directors to the stockholders. The Board recommends these changes so that the Company may comply with the listing requirements of the Australian Stock Exchange. The Board of Directors does not believe that the shift of voting power required by these amendments will substantially interfere with the Company's operations. These changes are as follows:

            1. Article Fifth shall be changed by omitting the power of the Board of Directors to fix or alter the rights, preferences, privileges and restrictions with regard to any series of Preferred Stock. This is generally known as a "blank check" power to set the terms of a series of Preferred Stock. After the change to the articles of incorporation is adopted, only the stockholders will be empowered to make such decisions regarding Preferred Stock.

            2. Article Sixth which provided that the power to amend the By-laws was solely the right of the Board of Directors except that certain amendments to the By-laws required two-thirds of the Board of Directors shall be deleted from the articles of incorporation. This means that all future changes to the By-laws will require the majority vote at a stockholders' meeting. Due to the cost involved therewith, it is anticipated that the Board of Directors will only propose changes to the By-laws once a year at the Company's annual meeting. The Board of Directors recommends this change to comply with the Australian Stock Exchange listing rules.

            3. Article Seventh currently provides that the number of directors may be set by the Board of Directors either through changing the By-laws of amending the articles of incorporation. The change recommended by the Board of Directors removes this power from the Board of Directors and limits this power to the Stockholders. The Board of Directors recommends this change to comply with the Australian Stock Exchange listing rules.

            4. Article Ninth currently provides that special meetings of the Stockholders could only be called by a majority of the Board of Directors. This article is being omitted from the articles of incorporation and replaced by a By-law which gives stockholders the right to call special meetings. The Board of Directors recommends this change to comply with the Australian Stock Exchange listing rules.

            5. Article Eleventh currently provides that certain of the articles of incorporation could only be amended upon the vote of two-thirds of the stockholders unless two-thirds of the Board of Directors approved the amendment. The Board of Directors recommends that the power to amend these articles of incorporation be limited to the Stockholders. The Board of Directors recommends this change to comply with the Australian Stock Exchange listing rules.

            6. Article Twelfth currently provides that the member of the Board of Directors shall be indemnified against losses incurred in good faith as a director. This article is being omitted from the articles of incorporation but is being replaced by separate agreement with each director. The Board of Directors does not believe that there will be a substantive change in the Company's obligation to indemnify its directors. The Board of Directors recommends this change to comply with the Australian Stock Exchange listing rules.

            7. Article Thirteenth currently provides that election need not be by written ballot. The Company has always used written ballot and the recommended change to omit Article Thirteenth and replace it with a By-law to require written ballots is not considered a substantial change. The Board of Directors recommends this change to comply with the Australian Stock Exchange listing rules.

The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to approve the above changes to the articles of incorporation.

          SECURITY OWNERSHIP OF CERTAINBENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of June 30, 1999 (except where indicated by asterisk), information regarding the beneficial ownership of our common stock by each person we know to own five percent or more of the outstanding shares, by each of the directors and officers, and by the directors and officers as a group. As of June 30, 1999, there were outstanding 13,270,964 shares of our common stock.

o Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

o Unless otherwise indicated, all addresses are at our office at 200 East Palmetto Park Rd., Suite 200, Boca Raton, Florida 33432.

Name and Address of Beneficial Owner       Amount of
                                           Beneficial              Percent of
                                           Ownership               Class

Richard A. Iamunno                         1,153,202               8.69%

Marcel Golding                             2,361,935*              17.8%

Martin V. McCarthy                           125,000               0.94%

Jeffrey L. Hurwitz                           N/A

Peter Lawson                                 10,000                0.74%

John Copelyn                               2,361,935*             17.8%*

All Officers and Directors as a Group      3,650,137              27.5%
(5 persons)

*In July, 1999, a subsidiary of HCI acquired the stock of Norman J. Hoskin, the Company's former Chairman. Both Mr. Golding and Mr. Copelyn are substantial owners and officers of HCI and consequently, ownership of all of the shares of HCI or by its subsidiaries have been attributed to both Mr. Golding and Mr. Copelyn for the purpose of this table.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1998 fiscal year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 1998 fiscal year, the Company believes that all executive officers and Board members complied with all their reporting requirements under Section 16(a) for such fiscal year.


                                   FORM 10-KSB

         THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-KSB WITH THE SECURITIES AND EXCHANGE COMMISSION ON OR ABOUT MAY 18, 1999. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT, WITHOUT CHARGE, BY WRITING TO ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD., ATTN: CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 EAST PALMETTO PARK ROAD, SUITE 200, BOCA RATON, FLORIDA 33432.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

  SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION (1)

         The following table provides certain summary information concerning the compensation earned, by the Company's Chief Executive Officer and its Chairman for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. Such individuals will be hereafter referred to as the Named Executive Officers. No other executive officer who would have otherwise been includible in such table on the basis of salary and bonus earned for the 1998 fiscal year has resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
NAME AND PRINCIPAL POSITION        YEAR       SALARY($)          BONUS($)
--------------------------------------------------------------------------------
Richard A. Iamunno                 1999       $144,000                   --
President and Chief                1998       $144,000                   --
Executive Officer                  1997        $91,000              $75,700

Karen Welch                        1999       $100,000                   --
Senior Vice President
Operations and
General Manager

Trevor Klein                       1999       $100,000                   --
Vice President Finance

(1) The columns for "Other Annual Compensation" and "Long-term Compensation" have been omitted, as there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total of salary and bonus.

STOCK OPTIONS

            On January 1, 1997, the Company adopted an Incentive Stock Option Plan for Employees, Directors, Consultants, and Advisors (the "Plan"). The Plan will expire December 31, 2006 unless further extended by appropriate action of the Board of Directors. Employees, directors, consultants and advisors of the Company, or any of its subsidiary corporations, are eligible for participation in the Plan. The Plan provides for stock to issued pursuant to options granted and shall be limited to 250,000 shares of Common Stock, $.001 par value. The shares have been reserved for issuance in accordance with the terms of the Plan. The exercise of these options may be for all or any portion of the option and any portion not exercised will remain with the holder until the expiration of the option period. The options granted in 1998 expire on December 23, 2003.

         The following table contains information concerning the stock option grants made to each of the named executive officers and employees for fiscal 1998.

                              INDIVIDUAL GRANTS

Name                   #Granted   in F/Y     % All      $/Sh      Exp. Date

Richard Iamunno         50,000     1999      28.57%     $3.25     12/23/02
                       100,000     1998      28.57%     $4.25     04/03/03
                        50,000     1997      28.57%     $2.80     04/03/03

Karen Welch             50,000     1999      21.00%     $2.50     12/31/02

Trevor Klein            20,000     1999      10.00%     $2.50     12/31/02
                        30,000     1999      11.00%     $2.25     12/31/02

         The Company applies Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees, and related interpretations, for stock options issued to employees in accounting for its stock option plans. The exercise price of all options issued was the market price at the date of grant. Accordingly, no compensation expense has been recognized for the Company's stock-based compensation plans.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also has the exclusive responsibility for the administration of the Company's 1997 Stock Option Plan under which grants may be made to executive officers and other key employees. The Compensation Committee is comprised of three members of the Board of Directors.

GENERAL COMPENSATION POLICY

         The overall policy of the Compensation Committee is to provide the Company's executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon the officer's own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial and individual performance targets, and (iii) stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or defined benefit pension plans.

OTHER

         No Director or Executive Officer is involved in any material legal proceeding in which he is a party adverse to the Company or has a material interest adverse to the Company.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS


         The Company currently has an employment agreement with Mr. Iamunno pursuant to which he will continue to serve as the Company's President and Chief Executive Officer. It is anticipated that as compensation for his services, the Company will pay Mr. Iamunno a base salary of $144,000 each per annum, which shall be subject to annual increases of 10%. The agreement will continue for two years and will expire in the year 2000. Other than the aforementioned agreement, the Company has not entered into any other employment agreement with any of its officers, directors, or any other persons and no such agreements are anticipated in the immediate future.


              COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. The compensation paid to the Company's executive officers for the 1998 fiscal year did not exceed the $1 million limit per officer, and it is not expected the compensation to be paid to the Company's executive officers for the 1999 fiscal year will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                              CERTAIN TRANSACTIONS

         On March 30, 1999, the Company sold The Eminet Domain, Inc., it wholly owned Internet Service Provider to Centerline Associates, Inc., a more than 5% owner of the Company's stock at the time of the sale. Centerline purchased 81% of the stock of The Eminet Domain, Inc. for $2,500,000.00 payable in cash of $100,000.00 and a two year promissory note for the balance.

         The Company believes that the transaction set forth above was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company intends that all future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                                 OTHER BUSINESS


         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         The enclosed proxy gives the Proxy Committee discretionary authority to vote your shares in accordance with its best judgment with respect to all additional matters which might come before the annual meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals omitted from the Proxy Statement and form of proxy pursuant to the Proxy Rules of the Securities and Exchange Commission and matters related to the conduct of the meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any such matter, which would be presented for action at the meeting.


                              STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of stockholders to be held in 2000 must be received by on or before September 14, 1999 in order to be included in the proxy statement and proxy relating to that meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS of Atlantic International Entertainment, Ltd.


                                  /s/ Richard A. Iamunno
                                  -----------------------------------
                                  Richard A. Iamunno
                                  President and Chief Executive Officer

                                  August 25, 1999


                                    IMPORTANT

         IF YOU ARE GOING TO VOTE BY MAIL, WE ENCOURAGE YOU TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY CARD. HOWEVER, YOU DO NOT NEED TO MARK ANY BOXES IF YOU WISH TO VOTE ACCORDING TO THE BOARD OF DIRECTORS' RECOMMENDATIONS; JUST SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE GOING TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET, SIMPLY FOLLOW THE INSTRUCTIONS ON THE ENCLOSED FORM. THANK YOU FOR YOUR COOPERATION AND YOUR PROMPT RESPONSE.

                                                                      APPENDIX A

                    ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD
                         ANNUAL MEETING OF SHAREHOLDERS
                               September 24, 1999

         The undersigned shareholder(s) hereby appoints Richard A. Iamunno, President of the Corporation, or in lieu of the foregoing, Martin V. McCarthy, Director of the Corporation, and each of them, each with the power of substitution, authorized to represent and to vote the stock of the undersigned at the Annual Meeting of its stockholders to be held on September 24, 1999 and any adjournments thereof.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

MARK THIS BOX IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD. [ ]

RECORD DATE SHARES:

THE BOARD OF DIRECTORS RECOMMENDS VOTE FOR THE PROPOSALS.

1. Election of Directors: Richard A. Iamunno, Peter Lawson, Marcel Golding, Martin V. McCarthy, Jeffrey L. Hurwitz and John Copelyn

             FOR  [ ]          WITHHOLD [ ]               FOR EXCEPT [ ]

 To withhold authority to vote for any individual nominee while voting for the remainder, write this nominees name in the space following:

--------------------------------------------------------------------------------

2. Appointment of Moore Stephens, P.C., as independent accountants.

           [ ]  FOR             [ ]  AGAINST          [ ]  ABSTAIN

--------------------------------------------------------------------------------

3. Approval of the change of the Company name to Online Gaming Systems, Ltd.

            [ ]  FOR            [ ]  AGAINST          [ ]  ABSTAIN

--------------------------------------------------------------------------------

4. Approval of all changes to the Company's articles of incorporation and adopt new Bylaws required by the Australian Stock Exchange as provided in Exhibit "A" attached to the Proxy Statement.

            [ ]  FOR            [ ]  AGAINST          [ ]  ABSTAIN

--------------------------------------------------------------------------------
                     CONTINUED AND TO BE SIGNED ON REVERSE

5. VOTED on such matters as may properly come before the Meeting of any adjournment thereof.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                             NOTE: Please sign as name appears.
                                             Joint owners should each sign.

                                             Dated:                     , 1999
                                                    --------------------

                                             -----------------------------------
                                                  Signature of Shareholder

                                             -----------------------------------
                                                     Co-owners sign here

                                             WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                             PLEASE GIVE FULL TITLE AS SUCH. IF
                                             SIGNER IS A CORPORATION, PLEASE
                                             SIGN WITH THE FULL CORPORATION NAME
                                             BY DULY AUTHORIZED OFFICER OR
                                             OFFICERS.

                                   EXHIBIT "A"

              AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.



            FIRST: The name of this corporation is Online Gaming Systems, Ltd.


            SECOND: The address of the registered office of the corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805, and the name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

            THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organised under the General Corporation Law of Delaware.

            FOURTH: The corporation is authorised to issue 110,000,000 shares, 100,000,000 of which are designated "Common stock," $.001 par value, and 10,000,00 of which are designated "Preferred Stock," $.001 par value. The Board of Directors is authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

            FIFTH: The number of directors of the corporation shall be fixed from time to time by a Bylaw. Any director or the entire Board of Directors may be removed from office by the stockholders of the corporation.

            SIXTH: No stockholder will be permitted to cumulate votes in any election of directors

            SEVENTH: Stockholders of the corporation shall take action by meetings held pursuant to this certificate of Incorporation and the Bylaws. Stockholders may not take any action by written consent in lieu of a meeting. Meetings of Stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statute) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

            EIGHTH: The corporation reserves the right to amend, alter, change or repeal any provision in this Certificate of Incorporation, in the manner now or hereafter prescribed by Statute, and all rights conferred on stockholders herein are granted subject to this reservation.



            THE UNDERSIGNED, does hereby make this Certificate, under penalties of perjury, hereby declaring and certifying that this is my act and deed and the facts herein stated are _________, and accordingly have hereunto set my hand this __ day of ______, 1999.



                                                 -------------------------------